    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1999
                                               REGISTRATION NO. 333-___________
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------
                                 COINSTAR, INC.
             (Exact name of Registrant as specified in its charter)
                             ----------------------

                Delaware                                       94-3156448
      (State or other jurisdiction                         (I.R.S. Employer
   of incorporation or organization)                     Identification Number)

                                1800 114TH STREET
                               BELLEVUE, WA 98004
                                 (425) 943-8000
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             ----------------------

                           1997 EQUITY INCENTIVE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)

                             ----------------------

                                 JENS H. MOLBAK
                CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                                 COINSTAR, INC.
                                1800 114TH STREET
                               BELLEVUE, WA 98004
                                 (425) 943-8000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                                   Copies to:

                             SUSAN L. PRESTON, ESQ.
                             JEFFRY A. SHELBY, ESQ.
                            ERIC SCOTT CARNELL, ESQ.
                               COOLEY GODWARD LLP
                               5200 CARILLON POINT
                               KIRKLAND, WA 98033
                                 (425) 893-7700


                             ----------------------

                     CALCULATION OF REGISTRATION FEE


=============================================================================================================================
                                                                                    PROPOSED            PROPOSED MAXIMUM
                                                               MAXIMUM              AGGREGATE              AMOUNT OF
         TITLE OF SECURITIES            AMOUNT TO          OFFERING PRICE        OFFERING PRICE (1)       REGISTRATION
           TO BE REGISTERED            BE REGISTERED         PER SHARE (1)                                    FEE (2)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value               980,000                 $7.75               $7,595,000              $2,112
=============================================================================================================================


(1) The proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act, as amended (the "Securities Act") solely for the purpose of calculating the amount of registration fee, based on the average of the high and the low prices reported on October 28, 1999, as reported on the Nasdaq Stock Market. The average of the high ($8.00) and the low ($7.50) prices on October 28, 1999, was $7.50. The following chart shows the calculation of the registration fee.

----------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF           OFFERING PRICE         AGGREGATE
                      TYPE OF SHARES                                SHARES              PER SHARE          OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable pursuant to the 1997 Equity                         680,000              $7.75          $5,270,000
Incentive Plan
----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable pursuant to the Employee Stock                      200,000              $7.75          $1,550,000
Purchase Plan
----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable pursuant to the 1997 Non-Employee                   100,000              $7.75            $775,000
Directors' Stock Option Plan
----------------------------------------------------------------------------------------------------------------------------
Total                                                                     980,000              $7.75          $7,595,000
----------------------------------------------------------------------------------------------------------------------------


(2) Pursuant to Section 6(b) of the Securities Act.

The following documents filed by Coinstar, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement:

1. The contents of the Registrant's Form S-8 Registration Statement, Registration No. 333-30985, dated July 9, 1997, relating to the Registrant's 1997 Equity Incentive Plan, Employee Stock Purchase Plan and 1997 Non-Employee Directors' Stock Option Plan;

2. The registrant's Annual Report on Form 10-K for the year ended December 31, 1998, filed with the Commission on March 31, 1999, which contains audited financial statements for the most recent year for which such statements have been filed;

3. All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in paragraph 2 above;

4. A description of the Registrant's Common Stock, which is contained in the Form 8-A Registration Statement filed by the Company with the Commission on May 9, 1997 as amended through the date hereof; and

5. All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

PART II  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 5. Interests of Named Experts and Counsel

The validity of the shares of Common Stock offered hereby will be passed upon for the Company by Cooley Godward LLP, Kirkland, Washington.

Item 8.  Exhibits.


Exhibit No.      Description
-----------      -----------
5.1              Opinion of Cooley Godward LLP.
23.1             Independent Auditors' Consent.
23.2             Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
24.1             Power of Attorney.  Reference is made to the Signature Page.
99.1             Registrant's Amended 1997 Equity Incentive Plan.
99.2             Registrant's Amended Employee Stock Purchase Plan.
99.3             Registrant's Amended 1997 Non-Employee Directors' Stock Option Plan.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, County of King, State of Washington, on October 26, 1999.


By:  /s/ Jens H. Molbak
     --------------------------------------------------
     Jens H. Molbak
     Chairman, Chief Executive Officer and Director


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jens H. Molbak and Kirk A. Collamer, and each of them, as his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement on Form S-8 and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                                   Title                                 Date
---------                                                   -----                                 ----
/s/ Jens H. Molbak                                          Chairman, Chief Executive Officer     October 26, 1999
------------------------------------------------            and Director
Jens H. Molbak

/s/ Kirk A. Collamer                                        Vice President and Chief Financial    October 26, 1999
------------------------------------------------            Officer
Kirk A. Collamer

/s/ Steven M. Geiger                                        Treasurer and Chief Accounting        October 26, 1999
--------------------------------------                      Officer
Steven M. Geiger

/s/ Robert O. Aders                                         Director                              October 26, 1999
--------------------------------------
Robert O. Aders

/s/ George H. Clute                                         Director                              October 26, 1999
--------------------------------------
George H. Clute

/s/ Larry A. Hodges                                         Director                              October 27, 1999
--------------------------------------
Larry A. Hodges

                                                            Director
--------------------------------------
William D. Ruckelshaus

/s/ David E. Stitt                                          Director                              October 28, 1999
--------------------------------------
David E. Stitt

/s/ Ronald A. Weinstein                                     Director                              October 28, 1999
--------------------------------------
Ronald A. Weinstein


                                 EXHIBITS INDEX


Exhibit No.      Description
-----------      -----------
5.1              Opinion of Cooley Godward LLP.
23.1             Independent Auditors' Consent.
23.2             Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
24.1             Power of Attorney.  Reference is made to the Signature Page.
99.1             Registrant's Amended 1997 Equity Incentive Plan.
99.2             Registrant's Amended Employee Stock Purchase Plan.
99.3             Registrant's Amended 1997 Non-Employee Directors' Stock Option Plan.
